Trade and Other receivables	12 Months Ended
Dec. 31, 2024
Trade and Other receivables.
Trade and Other receivables

12.Trade and Other receivables

	As at December 31
(in EUR 000)	2024	2023
Trade receivables	3,382	2,758
R&D incentive receivable (Australia)	155	723
VAT receivable	741	850
Current tax receivable	967	808
Foreign currency swaps	—	343
Other	911	488
Total trade and other receivables	6,156	5,970

The slight increase of €186,000  in trade and other receivables as at December 31, 2024 is mainly the result of an increase in trade receivables of €0.6 million, as a result of an increase in revenue by the Company, an increase in Other of €423,000, a decrease in R&D incentive receivables by €0.6 million and a decrease in foreign currency swaps of €343,000.

The Company can include unbilled receivables in its accounts receivable balance. Generally, these receivables represent earned revenue from products delivered to customers, which will be billed in the next billing cycle. All amounts are considered collectible and billable. As at December 31, 2024 and December 31, 2023, there were no unbilled receivables included in the trade receivables.

R&D incentive receivables relates to incentives received in Australia as support to the clinical trials and the development of the Genio® system. The decrease in R&D incentive receivables is due to a refund received from ATO.

The current tax receivable relates to excess payment of corporate income tax in Belgium.

We refer to note 20.1 for more details on the foreign currency swaps.